BLACKROCK ALLOCATION TARGET SHARES
BATS: Series A Portfolio
(the “Fund”)

     Supplement dated February 10, 2016 to the Statement of Additional Information dated July 29, 2015

Effective immediately, the following changes are made to the Fund’s Statement of Additional Information:

The section entitled “Management and Administration Arrangements — Information Regarding the Portfolio Manager” is revised as set forth below.

The subsection entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

Other Funds and Accounts Managed

The following table sets forth information about funds and accounts other than the Fund for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2015.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Samir Lakhani	2	7	3	0	0	0
	$297.7 Million	$625.1 Million	$3.82 Billion	$0	$0	$0
Ibrahim Incoglu*	4	7	5	0	0	0
	$3.34 Billion	$1.04 Billion	$566.1 Million	$0	$0	$0
*	Information is provided as of January 31, 2016.

The last sentence in the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation” is deleted in its entirety and replaced with the following:

With respect to the portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
Samir Lakhani	A combination of market-based CMBS and ABS indices, certain customized indices and certain fund industry peer groups.
Ibrahim Incoglu*	No Benchmarks.

*	Information is provided as of January 31, 2016.

The last sentence in the subsection entitled “Portfolio Manager Compensation Overview — Discretionary Incentive Compensation — Distribution of Discretionary Incentive Compensation — Long-Term Incentive Plan Awards” is deleted in its entirety and replaced with the following:

The portfolio managers of this Fund have unvested long-term incentive awards.

The subsection entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

Portfolio Manager Beneficial Holdings

As of March 31, 2015, the Fund’s most recently completed fiscal year end, the dollar range of equity securities beneficially owned by each portfolio manager in the Fund is shown below:

Name of Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Samir Lakhani	None
Ibrahim Incoglu*	None

*	Information is provided as of January 31, 2016.

The last two sentences of the first paragraph under the subsection entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Messrs. Lakhani and Incoglu may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Lakhani and Incoglu may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.

SAI-BATSA-0216SUP